Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 25th day of February, 2005.

/s/ ELIZABETH E. BAILEY
Elizabeth E. Bailey

Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th  day of February, 2005.

/s/ MATHIS CABIALLAVETTA
Mathis Cabiallavetta

Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 25th day of February, 2005.

/s/ Harold Brown
Harold Brown

Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2005.

/s/ J. DUDLEY FISHBURN
J. Dudley Fishburn

Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2005.

/s/ ROBERT E. R. HUNTLEY
Robert E. R. Huntley

Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2005.

/s/ THOMAS W. JONES
Thomas W. Jones

Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2005.

/s/ GEORGE MUÑOZ
George Muñoz

Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2005.

/s/ LUCIO A. NOTO
Lucio A. Noto

Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2005.

/s/ JOHN S. REED
John S. Reed

Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2005.

/s/ CARLOS SLIM HELÚ
Carlos Slim Helú

Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2005.

/s/ STEPHEN M. WOLF
Stephen M. Wolf